                     SECOND AMENDMENT TO LOAN AGREEMENT
                     ----------------------------------

     This Second Amendment to Loan Agreement (the "Amendment") is dated and effective as of December 11, 2000, by, between and among BANK ONE, KENTUCKY, NA, a national banking association and its successors and assigns, whose address is 416 West Jefferson Street, Louisville, Kentucky 40202 (referred to herein as "Bank"). UNIFIED FINANCIAL SERVICES, INC., a Delaware corporation, whose address is 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("Unified"), COMMONWEALTH PREMIUM FINANCE CORPORATION, a Kentucky corporation, whose address is 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("Commonwealth") (Unified and Commonwealth are herein sometimes collectively referred to as "Borrowers"), EQUITY INSURANCE MANAGERS, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("EIM"), EQUITY INSURANCE ADMINISTRATORS, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("EIA"), and 21ST CENTURY CLAIMS SERVICE, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("21st Century").

                                  RECITALS
                                  --------


     1. Borrowers, Equity Underwriting Group, Inc. ("Equity") and Bank are parties to that certain Loan Agreement dated as of December 28, 1999, as amended by that First Amendment to Loan Agreement dated as of June 28, 2000 (as amended, the "Loan Agreement"), under which Borrowers are obligated to Bank for payment of the Notes, as defined therein, which are guaranteed pursuant to the Guaranties made and executed by Borrowers and Equity, as defined therein;

     2. Part of the security for the Notes, the Guaranties and Borrowers' and Guarantor's obligations to Bank consists of a first priority pledge by Unified to Bank of all of Unified's common stock in Equity pursuant to a Stock Pledge and Security Agreement from Unified in favor of Bank dated as of December 28, 1999 (the "Unified - Equity Stock Pledge"); and

     3. Equity has been dissolved and, in connection therewith, all of the outstanding common stock in the four (4) wholly-owned subsidiaries of Equity was distributed to Unified, those subsidiaries being EIM, Commonwealth, EIA, and 21st Century (herein sometimes collectively the "Subsidiaries"); and

     4. Bank is willing to release its lien on the Equity common stock held by Unified and to release Equity from its existing Guaranty of the Notes, provided that Unified grant to Bank a first and prior perfected security interest and pledge of all of the outstanding stock of the Subsidiaries that were acquired by Unified as a result of the dissolution of Equity, and provided further that each of the Subsidiaries execute guaranties (to the extent not already in place) in which each guaranties the Notes and all other obligations of Borrowers to Bank, all upon the terms and conditions of this Second Amendment;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and in the Loan Agreement, and intending to be legally bound hereby, covenant and agree as follows:



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

1.   CERTAIN DEFINITIONS
     -------------------

     All capitalized words herein not otherwise defined shall have the same meaning given to such words in the Loan Agreement, except as the definition of such capitalized words is amended herein.

     The following definitions in Article 1 of the Loan Agreement are hereby deleted and replaced with the following definitions:

     1.08.   Guaranties mean collectively (i) the Guaranty dated June 28,
             ----------
2000, of the Renewal Revolving Credit Note and all of Commonwealth's obligations under the Loan Documents, made and executed by Unified, and (ii) the Guaranty dated June 28, 2000, of the Renewal Term Note and all of Unified's obligations under the Loan Documents, made and executed by Commonwealth, and (iii) the Guaranties dated of even date herewith of the Renewal Term Note, the Renewal Revolving Credit Note and all of Unified's and Commonwealth's obligations under the Loan Documents, made and executed by each of the Subsidiaries other than Commonwealth.

     1.12.   Loan Documents means the Loan Agreement, as amended, the
             --------------
Notes, the Guaranties, the Security Agreements, the UCC-1's, and any other instruments, certificates or documents previously, concurrently or hereafter delivered or to be delivered by Unified, Commonwealth or the Subsidiaries under this Agreement, or otherwise, evidencing, securing or relating to the Loans.

     1.21.   Security Agreements mean (i) the Stock Pledge and Security
             -------------------
Agreement from Unified to Bank dated of even date herewith in which Unified pledges to Bank a first and prior lien on all outstanding stock of each of the Subsidiaries described in schedule A attached thereto, and (ii) a Security Agreement from Commonwealth to Bank dated December 28, 1999, whereby Commonwealth assigns and pledges to Bank a first and prior lien on certain assets of Commonwealth described in exhibit A attached thereto, (iii) a Security Agreement from Equity to Bank dated June 28, 2000, whereby Equity grants to Bank a first and prior security interest in certain assets of Equity described in exhibit A attached thereto.

2.   ADDITIONAL COLLATERAL FROM UNIFIED AND GUARANTIES FROM SUBSIDIARIES.
     -------------------------------------------------------------------
Simultaneously with the execution of this Second Amendment, and as security for the payment of each and all of the Borrowers' obligations under the Loan Agreement, the Notes and all other sums that are recoverable by Bank under the Loan Documents, Unified shall execute and deliver to Bank the Stock Pledge and Security Agreement from Unified to Bank dated of even date herewith in which Unified pledges to Bank a first and prior lien on all outstanding stock of each of the Subsidiaries described in schedule A attached thereto. In addition, simultaneously with the execution of this Second Amendment, each of the Subsidiaries (other than Commonwealth, which is already liable as a maker of one of the Notes and a guarantor of the other) shall execute and deliver to Bank its guaranty of each of the Borrowers' obligations to Bank under the Notes, the Loan Agreement and all other Loan Documents, all in form and substance satisfactory to Bank. Upon receipt of the Security Agreement and Stock Pledge from Unified and the guaranty from each of the Subsidiaries other than Commonwealth, Bank shall release its security interest in Equity and shall

                                     2

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


release Equity from its existing guaranty. By executing this Amendment, each of the Subsidiaries joins as a party to the Loan Agreement and agrees to all terms and conditions thereof.

3.   REPRESENTATIONS AND WARRANTIES. Borrowers and Subsidiaries jointly and
     ------------------------------
severally reiterate as of this date all representations and warranties contained in the Loan Agreement (each of which shall be deemed to be continuing warranties and representations until such time as all indebtedness evidenced by the Loan Agreement, as hereby amended, shall have been paid in full and neither of Borrowers nor Subsidiaries have any further liability to
Bank).

4.   COVENANTS. Borrowers and Subsidiaries agree that all covenants
     ---------
contained in the Loan Agreement, as hereby amended, are and hereafter shall be binding upon Borrowers and Subsidiaries until payment in full of all obligations to Bank under the Loan Documents, unless otherwise consented to in writing by Bank.

5.   NO DEFENSES OR SETOFFS. There are no defenses, credits, or setoffs to
     ----------------------
the payment of the indebtedness evidenced by the Notes or the enforceability of the Notes or the Loan Agreement or any of the Loan Documents against Borrowers or Subsidiaries, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Notes, the Loan Agreement, this Amendment or the transactions relating thereto. The obligations described herein and in the Notes are absolute and non-contingent.

6.   LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein, the
     ---------------------------
terms and conditions of the Notes, the Loan Agreement and all other existing agreements between the parties are unaffected by this Amendment, are valid and enforceable in accordance with their terms and shall continue to remain in full force and effect.

7.   GOVERNING LAW. This Amendment shall be governed by and construed and
     -------------
enforced in accordance with the substantive law of the Commonwealth of Kentucky.

8.   ENTIRE AGREEMENT; MODIFICATIONS. This Amendment and the other Loan
     -------------------------------
Documents contain the entire agreement and understanding of the parties herein. The terms of this Amendment may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

9.   COUNTERPART EXECUTION. This Amendment may be signed by each party upon
     ---------------------
a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original.


                                      3

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


                                        BANK ONE, KENTUCKY, NA

                                        BY: /s/ Mark Boison
                                           ----------------------------------
                                        TITLE: First Vice President
                                              -------------------------------

                                        UNIFIED FINANCIAL SERVICES, INC.

                                        BY: /s/ John S. Penn
                                           ----------------------------------
                                        TITLE: President
                                              -------------------------------

                                        COMMONWEALTH PREMIUM FINANCE
                                        CORPORATION

                                        BY: /s/ Richard D. Meyer
                                           ----------------------------------
                                        TITLE: President
                                              -------------------------------

                                        EQUITY INSURANCE MANAGERS, INC.

                                        BY: /s/ John R. Owens
                                           ----------------------------------
                                        TITLE: President
                                              -------------------------------

                                        EQUITY INSURANCE ADMINISTRATORS, INC.

                                        BY: /s/ John R. Owens
                                           ----------------------------------
                                        TITLE: President
                                              -------------------------------

                                        21ST CENTURY CLAIMS SERVICE, INC.

                                        BY: /s/ Michael Goff
                                           ----------------------------------
                                        TITLE: President
                                              -------------------------------






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